UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2011

NEW DRAGON ASIA CORP.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-15046 (Commission File Number)	88-0404114 (IRS Employer Identification No.)

10 Huangcheng Road (N), Longku, Shandong Province, PRC    265701
(Address of principal executive offices and zip code)

(011-86) 535-8951-567
(Registrant’s telephone number including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 18, 2011, New Dragon Asia Corp. (the “Company”) received a notice from NYSE Amex, LLC (the “Exchange”) indicating that the Company was not in compliance with Section 704 of the NYSE Amex Company Guide (the “Company Guide”), in that it did not hold an annual meeting of its stockholders during 2010.

In order to maintain its Exchange listing, the Company must submit a plan of compliance by February 17, 2011 advising the Exchange of action it has taken, or will take, that would bring it into compliance with Section 704 of the Company Guide by July 18, 2011.  The Corporate Compliance Department of the Exchange will evaluate the plan and make a determination as to whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the continued listing standards by July 18, 2011, in which case the plan will be accepted.  If the plan is accepted, the Company may be able to continue its listing during the plan period up to July 18, 2011, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan.  If the Company does not submit a plan, if the Company submits a plan that is not accepted or if the plan is accepted but the Company is not in compliance with the continued listing standards at the conclusion of the plan period or does not make progress consistent with the plan during the plan period, the Company may become subject to delisting proceedings in accordance with Section 1010 and Part 12 of the Company Guide.

The Company intends to submit a plan to the Exchange and to hold an annual meeting of its stockholders to regain compliance with the Exchange’s listing standards.  The Company’s ability to hold its 2010 annual meeting of stockholders is subject to clearance by the Securities and Exchange Commission of the Company’s preliminary proxy statement on Schedule 14A relating to the 2010 annual meeting of stockholders.

The Company issued a press release related to this matter, which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits
Exhibit Number	Description
99.1	Press Release, dated January 21, 2011, issued by New Dragon Asia Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Dragon Asia Corp.

By:	/s/ Ling Wang
Name: Ling Wang
Title: Chief Financial Officer

Dated: January 21, 2011

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 21, 2011, issued by New Dragon Asia Corp.